WARRANT AGREEMENT

                                   Dated as of

                                  May 21, 1998

                                     between

                    STARTEC GLOBAL COMMUNICATIONS CORPORATION

                                       and

                           FIRST UNION NATIONAL BANK,

                                as Warrant Agent


--------------------------------------------------------------------------------

                                  Warrants for
                                 Common Stock of
                    STARTEC GLOBAL COMMUNICATIONS CORPORATION

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE 1
                                  Definitions..............................  1

SECTION 1.1.           Definitions.........................................  1
SECTION 1.2.           Other Definitions...................................  5

                                    ARTICLE 2
                              Warrant Certificates.........................  6

SECTION 2.1.           Form and Dating.....................................  6
SECTION 2.2.           Legends.............................................  8
SECTION 2.3.           Transfer Provisions................................. 11
SECTION 2.4.           Execution and Countersignature...................... 15
SECTION 2.5.           Certificate Register................................ 16
SECTION 2.6.           Separation of Warrants and Notes.................... 16
SECTION 2.7.           Transfer and Exchange............................... 16
SECTION 2.8.           Replacement Certificates............................ 18
SECTION 2.9.           Temporary Certificates.............................. 18
SECTION 2.10.          Cancellation........................................ 18

                                    ARTICLE 3
                                 Exercise Terms............................ 19

SECTION 3.1.           Exercise Price...................................... 19
SECTION 3.2.           Exercise Periods; Restrictions on Exercise.......... 19
SECTION 3.3.           Expiration.......................................... 19
SECTION 3.4.           Manner of Exercise.................................. 20
SECTION 3.5.           Issuance of Warrant Shares.......................... 20
SECTION 3.6.           Fractional Warrant Shares........................... 21
SECTION 3.7.           Reservation of Warrant Shares....................... 21
SECTION 3.8.           Compliance with Law................................. 22

                                    ARTICLE 4
                            Antidilution Provisions........................ 22

SECTION 4.1.           Changes in Common Stock............................. 22
SECTION 4.2.           Cash Dividends and Other Distributions.............. 23
SECTION 4.3.           Rights Issue to All Holders of Common Stock......... 23

                                                                            Page
                                                                            ----

SECTION 4.4.           Other Issuances of Common Stock or Rights........... 24
SECTION 4.5.           Combination; Liquidation............................ 25
SECTION 4.6.           Other Events........................................ 26
SECTION 4.7.           Superseding Adjustment.............................. 26
SECTION 4.8.           Minimum Adjustment.................................. 27
SECTION 4.9.           Notice of Adjustment................................ 27
SECTION 4.10.          Notice of Certain Transactions...................... 28
SECTION 4.11.          Adjustment to Warrant Certificate................... 28
SECTION 4.12.          Exceptions to Antidilution Provisions............... 29

                                    ARTICLE 5
                              Registration Rights.......................... 30

SECTION 5.1.           Effectiveness of Registration Statement............. 30
SECTION 5.2.           Suspension.......................................... 31
SECTION 5.3.           Demand Registration; Repurchase of Warrants......... 31
SECTION 5.4.           Liquidated Damages.................................. 33
SECTION 5.5.           Blue Sky............................................ 34
SECTION 5.6.           Accuracy of Disclosure.............................. 35
SECTION 5.7.           Indemnification..................................... 35
SECTION 5.8.           Additional Acts..................................... 39
SECTION 5.9.           Expenses............................................ 39
SECTION 5.10.          Listing of Warrant Shares........................... 39

                                    ARTICLE 6
                                 Warrant Agent............................. 39

SECTION 6.1.           Appointment of Warrant Agent........................ 39
SECTION 6.2.           Right and Duties of Warrant Agent................... 40
SECTION 6.3.           Individual Rights of Warrant Agent.................. 41
SECTION 6.4.           Warrant Agent's Disclaimer.......................... 41
SECTION 6.5.           Compensation and Indemnity.......................... 41
SECTION 6.6.           Successor Warrant Agent............................. 41

                                    ARTICLE 7
                                    Remedies............................... 43

SECTION 7.1.           Defaults............................................ 43
SECTION 7.2.           Payment Obligations................................. 43
SECTION 7.3.           Remedies............................................ 43

                                                                            Page
                                                                            ----

                                    ARTICLE 8
                                 Miscellaneous............................. 44

SECTION 8.1.           Financial Statements and Reports of the Company..... 44
SECTION 8.2.           Third Party Beneficiaries........................... 44
SECTION 8.3.           Rights of Holders................................... 44
SECTION 8.4.           Amendment........................................... 44
SECTION 8.5.           Notices............................................. 45
SECTION 8.6.           Governing Law....................................... 46
SECTION 8.7.           Successors.......................................... 46
SECTION 8.8.           Multiple Originals.................................. 46
SECTION 8.9.           Table of Contents................................... 46
SECTION 8.10.          Severability........................................ 46


EXHIBIT A                  Form of Face of Warrant Certificate
EXHIBIT B                  Form of Certificate To Be Delivered Upon Exchange
                           Or Registration of Transfer of Warrants

APPENDIX A                 List of Financial Experts

                  WARRANT AGREEMENT dated as of May 21, 1998 (this "Agreement"), between STARTEC GLOBAL COMMUNICATIONS CORPORATION, a Maryland corporation (the "Company"), and FIRST UNION NATIONAL BANK, as Warrant Agent (the "Warrant Agent").

                  The Company desires to issue the warrants (the "Warrants") described herein which will initially entitle the holders thereof (the "Holders") to purchase an aggregate of 200,226 shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company at a purchase price of $24.20 per share subject to the adjustments described herein, in connection with an offering of 160,000 units (the "Units"), each consisting of (i) $1,000 aggregate principal amount of 12% Senior Notes due 2008 (collectively, the "Notes") issued by the Company pursuant to the provisions of the Indenture (as defined below), and (ii) a Warrant initially entitling the Holder to purchase
1.25141 shares of Common Stock, subject to adjustment as provided herein. In connection with the sale of the Units, an aggregate of 160,000 Warrants will be issued to the purchasers of the Units.

                  The Notes and Warrants included in each Unit will not become separately transferable until the earliest to occur of (i) November 15, 1998,
(ii) an Exercise Event, (iii) the date the Exchange Offer Registration Statement (as defined in the Indenture) or the Shelf Registration Statement (as defined in the Indenture) is declared effective by the Commission (as defined) or (iv) such other date, as Lehman Brothers Inc. shall determine (the "Separation Date").

                  The Company further desires the Warrant Agent to act on behalf of the Company in connection with the issuance of the Warrants as provided herein and the Warrant Agent is willing to so act.

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of Warrants:

                                    ARTICLE 1

                                   Definitions

                  SECTION 1.1.      Definitions.

                  "Affiliate" of any Person means any other Person, directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; provided, however, that beneficial ownership of 10% or more of the voting securities of a Person shall be decreed to be control of such Person. The terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Board" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.

                  "Business Day" means each day that is not a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York.

                  "Cashless Exercise Ratio" means a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Value per share of the Common Stock on the Exercise Date.

                  "Change of Control" means such time as (i) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50.0% of the total voting power of the then outstanding Voting Stock of the Company, or after the consummation of the Reorganization, Subsidiary Holdings; (ii) individuals who at the beginning of any period of two consecutive calendar years constituted the Board of Directors (together with any directors who are members of the Board of Directors on the date hereof and any new directors whose election by the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the members of the Board of Directors then still in office who either were members of the Board of Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board of Directors then in office; (iii) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any such "person" or "group" (other than to the Company or a Restricted Subsidiary); (iv) the merger or consolidation of the Company with or into another corporation or the merger of another corporation with or into the Company in one or a series of related transactions with the effect that, immediately after such transaction, any such "person" or "group" of persons or entities shall have become the beneficial owner of securities of the surviving corporation of such merger or consolidation representing a majority of the total voting power of the then outstanding Voting Stock of the surviving corporation; or (v) the adoption of a plan relating to the liquidation or dissolution of the Company; provided, however, that the consummation of the Reorganization shall not constitute or be deemed to constitute a "Change of Control."

                  "Combination" means an event (other than the Reorganization) in which the Company consolidates with, merges with or into, or sells all or substantially all of its assets to another Person.

                  "Commission" means the Securities and Exchange Commission, or any successor agency or body performing substantially similar functions.

                  "Current Market Value" per share of Common Stock or any other security of the Company at any date means: (i) if the security is not of a class registered under the Exchange Act, (a) the value of the security, determined in good faith by the Board and certified in a resolution of the Board, based on the most recently completed arm's-length transaction between the Company and a Person other than an Affiliate of the Company, the closing of which occurred on such date or within the six-month period preceding such date, or (b) if no such transaction shall have occurred on such date or within such six-month period, the value of the security as determined by an independent Financial Expert; or
(ii) if the security is of a class registered under the Exchange Act, the average of the last reported sale price of the Common Stock (or the equivalent in an over-the-counter market) for each Business Day during the period commencing 15 Business Days before such date and ending on the date one day prior to such date, or if the security of a class registered under the Exchange Act for less than 15 consecutive Business Days before such date, the average of the daily closing bid prices (or such equivalent) for all of the Business Days before such date for which daily closing bid prices are available (provided, however, that if the closing bid price is not determinable for at least 10 Business Days in such period, then clause (i) above and not this clause (ii) shall be used to determine Current Market Value; provided, however, that if the Warrant Shares requested to be included in a Demand Registration Statement shall be underlying an unexercised Warrant, then Current Market Value shall be calculated as aforesaid, but shall have deducted therefrom the exercise price of the related Warrant.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exercise Date" means, for a given Warrant, the day on which such Warrant is exercised pursuant to Section 3.4.

                  "Exercise Event" means, with respect to each Warrant as to which such event is applicable, the earlier of: (i) a Change of Control and (ii) any date when the Company (A) consolidates or merges into or with another Person (but only where holders of Common Stock receive consideration in exchange for all or part of such Common Stock other than common stock in the surviving Person) if the Common Stock (or other securities) thereafter issuable upon exercise of the Warrants will not be registered under the Exchange Act or (B) sells all or substantially all of its assets to another Person if the Common Stock (or other securities) thereafter issuable upon exercise of the Warrants will not be registered under the Exchange

Act; provided, that the events in (A) and (B) will not be deemed to have occurred if the consideration for the Common Stock in either such transaction consists solely of cash. Notwithstanding anything herein to the contrary, the consummation of the Reorganization shall not constitute an Exercise Event.

                  "Financial Expert" means one of the Persons listed in Appendi A hereto.

                  "Indenture" means the Indenture dated as of May 21, 1998, between the Company and the Trustee, with respect to the Notes, as it may be amended or supplemented from time to time.

                  "Independent Financial Expert" means a Financial Expert that does not, and whose directors, executive officers and 5% stockholders do not, have a direct or indirect financial interest in the Company or any of its subsidiaries or Affiliates, which has not been for at least five years and, at the time it is called upon to give independent financial advice to the Company, is not (and none of its directors, executive officers or 5% stockholders is) a promoter, director, or officer of the Company or any of its subsidiaries or Affiliates. The Independent Financial Expert may be compensated and indemnified by the Company for opinions or services it provides as an Independent Financial Expert.

                  "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

                  "Issue Date" means May 21, 1998.

                  "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Company.

                  "Participant" means, with respect to DTC or its nominee, an institution that has an account therewith.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Reorganization" means the reorganization of the Company into a Delaware holding company structure consisting of the transfer of substantially all of the Company's assets to lower-tiered subsidiaries and the merger of the Company with and into Subsidiary Holdings, which will be the owner of all of the outstanding capital stock of the newly formed lower-tier subsidiaries.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Transfer Restricted Securities" shall have the meaning set forth in Section 5.4(a) hereof.

                  "Trustee" means First Union National Bank, or any successor trustee under the Indenture.

                  "Voting Stock" is defined to mean with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

                  "Warrant   Certificates"  mean  the  registered   certificates
(including without limitation, the global certificates) issued by the Company under this Agreement representing the Warrants.

                  "Warrant Shares" mean the shares of Common Stock (and any other securities) for which the Warrants are exercisable.

                  SECTION 1.2.      Other Definitions.

                                                             Defined in
                  Term                                        Section
                  ----                                        -------

                  "Agreement".............................    Recitals
                  "Cashless Exercise".....................    3.4
                  "Certificate Registrar..................    2.5
                  "Common Stock"..........................    Recitals
                  "Communications Act"....................    3.2(b)
                  "Company"...............................    Recitals
                  "Delivering Seller".....................    5.7(a)
                  "Demand Registration Statement".........    5.3

                  "DTC" or "Depository"...................    2.2(b)
                  "Effectiveness Target Date".............    5.4(a)
                  "Event Date"............................    5.4(b)
                  "Exercise Price"........................    3.1

                  "Expiration Date".......................    3.2(c)
                  "FCC Rules".............................    3.2(b)
                  "Holders"...............................    Recitals

                  "Indemnified Parties"...................    5.7(a)
                  "Liquidated Damages"....................    5.4(a)
                  "Liquidated Damages Payment Date".......    5.4(a)
                  "Notes".................................    Recitals
                  "Participants"..........................    2.7(b)
                  "Reference Security"....................    4.12(v)
                  "Registrar".............................    3.7
                  "Separability Legend"...................    2.2(a)
                  "Separation Date".......................    Recitals
                  "Successor Company".....................    4.5(a)
                  "Transfer Agent"........................    3.5
                  "Units".................................    Recitals
                  "Warrant Agent".........................    Recitals
                  "Warrant Registration Statement"........    5.1
                  "Warrants"..............................    Recitals


                  All terms used herein with their initial letters capitalized and not otherwise defined herein are used herein with the meaning given those terms in the Indenture.

                  SECTION 1.3.      Rules  of  Construction.   Unless  the  text
otherwise requires:

                       (i) a defined term has the meaning assigned to it;

                      (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                     (iii) "or" is not exclusive;

                      (iv) "including" means including without limitation; and

                       (v) words in the singular include the plural and words in the plural include the singular.

                                    ARTICLE 2

                              Warrant Certificates

                  SECTION 2.1. Form and Dating. Each Warrant Certificate shall be issued in registered form only, substantially in the form of Exhibit A. The Warrant Certificates may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (including CUSIP numbers) (provided that any such notation, legend or endorsement is in a form acceptable to the Company) and shall bear the legends required by Section 2.2. Each Warrant Certificate shall be dated the date of its countersignature.

                  The terms and provisions contained in the form of Warrant annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Warrant Agreement. To the extent applicable, the Company and the Warrant Agent, by their execution and delivery of this Warrant Agreement, agree to such terms and provisions and to be bound thereby.

                  Warrants offered and sold to "qualified institutional buyers" ("Qualified Institutional Buyers" or "QIBs") as defined in and in reliance on Rule 144A under the Securities Act shall be issued initially in the form of one or more permanent global Warrant Certificates in registered form, substantially in the form set forth in Exhibit A (the "Rule 144A Global Warrants"), registered in the name of the Depositary or the nominee of the Depositary, deposited with the Warrant Agent, as custodian for the Depositary, duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided. The aggregate number of Warrants represented by the Rule 144A Global Warrant may from time to time be increased or decreased by adjustments made on the records of the Warrant Agent, as custodian for the Depositary or its nominee, in accordance with the instructions given by the Holder thereof, as hereinafter provided.

                  Warrants offered and sold in offshore transactions in reliance on Regulation S under the Securities Act shall be issued initially in the form of one or more temporary global Warrant Certificates ("Regulation S Temporary Global Warrants") in registered form substantially in the form set forth in Exhibit A, registered in the name of the Depositary or the nominee of the Depositary for credit to the subscribers' respective accounts at Euroclear and CEDEL, deposited with the Warrant Agent, as custodian for the Depositary, duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided. At any time on or after May 21, 1999 (the "Restricted Period"), upon receipt by the Warrant Agent and the Company of a certificate substantially in the form of Exhibit B hereto, one or more permanent global Warrant Certificates in registered form substantially in the form set forth in Exhibit B (the "Regulation S Permanent Global Warrants"; and together with the Regulation S Temporary Global Warrants, the "Regulation S Global Warrants"), duly executed by the

Company and countersigned by the Warrant Agent as hereinafter provided, shall be deposited with the Warrant Agent, as custodian for the Depositary, and the Warrant Agent shall reflect on its books and records the date and a decrease in the number of Warrants represented by the Regulation S Temporary Global Warrant in an amount equal to the number of Warrants with respect to which the beneficial interest in the Regulation S Temporary Global Warrant has been transferred. During the Restricted Period, beneficial interests in the Regulation S Temporary Global Note may be held only through Euroclear or CEDEL (as indirect participants in the depository).

                  Warrants in definitive form issued pursuant to Section 2.3 in exchange for interests in Rule 144A Global Warrants shall be issued in the form of permanent certificated Warrants in registered form in substantially the form set forth in Exhibit A (the "Rule 144A Certificated Warrants"). Warrants in definitive form issued pursuant to Section 2.3 in exchange for interests in the Regulation S Global Warrants shall be in the form of permanent certificated Warrants in registered form substantially in the form set forth in Exhibit A (the "Regulation S Certificated Warrants").

                  The   Regulation  S   Certificated   Warrants  and  Rule  144A
Certificated Warrants are sometimes collectively herein referred to as the "Certificated Warrants". The Rule 144A Global Warrants and the Regulation S Global Warrants are sometimes collectively referred to herein as the "Global Warrants". Ownership of beneficial interests in Global Warrants will be limited to Participants or Indirect Participants.

                  The definitive Warrant Certificates shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Warrants may be listed, all as determined by the officers executing such Warrant Certificates, as evidenced by their execution of such Warrant Certificates.

                  SECTION 2.2. Legends. (a) Each Warrant Certificate issued prior to the Separation Date shall bear the following legend (the "Separability Legend"):

         UNTIL THE SEPARATION DATE (AS DEFINED), THIS WARRANT HAS BEEN ISSUED AS, AND MUST BE TRANSFERRED AS, A UNIT TOGETHER WITH THE ASSOCIATED 12% SENIOR NOTES DUE 2008 (THE "NOTES") OF THE COMPANY. EACH UNIT CONSISTS OF $1,000 PRINCIPAL AMOUNT OF NOTES AND A WARRANT TO PURCHASE 1.25141 SHARES OF COMMON STOCK OF THE COMPANY, SUBJECT TO ADJUSTMENT UNDER CERTAIN CIRCUMSTANCES. A COPY OF THE WARRANT AGREEMENT PURSUANT TO WHICH THE WARRANTS HAVE BEEN ISSUED IS AVAILABLE FROM THE COMPANY UPON REQUEST.

         The Company shall give written notice to the Warrant Agent of the occurrence of the Separation Date.

                  (b) Except as provided in Section 2.3(e), each Warrant Certificate (and each certificate representing Warrant Shares issued upon exercise of Warrants) shall bear the following legend (the "Private Placement Legend") on the face thereof:

         THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING ITS INTEREST IN THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE") OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY
         EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S

         UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (3) IF THIS SECURITY WAS ACQUIRED IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S, AGREES THAT, DURING THE DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S), THE HOLDER WILL NOT CONDUCT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND (4) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE WARRANT AGENT SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER, IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING AS AN EXHIBIT TO THE WARRANT AGREEMENT, A COPY OF WHICH IS AVAILABLE UPON REQUEST TO THE COMPANY AND THE WARRANT AGENT, IS
         COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE WARRANT AGENT. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND
         SUBMIT THIS CERTIFICATE TO THE WARRANT AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

         [THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND THE WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. IN ORDER TO EXERCISE THIS WARRANT, THE HOLDER MUST FURNISH TO THE COMPANY AND THE WARRANT AGENT EITHER (A) A WRITTEN CERTIFICATION THAT IT IS NOT A U.S. PERSON AND THE WARRANT IS NOT BEING EXERCISED ON BEHALF OF A U.S. PERSON OR (B) A WRITTEN OPINION OF COUNSEL TO THE EFFECT THAT THE SECURITIES DELIVERED UPON EXERCISE OF THE WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR

         THAT THE DELIVERY OF SUCH SECURITIES IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]1

                  (c) Each Global Warrant issued in global form and deposited with DTC shall bear the following legend:

                           UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                           TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT REFERRED TO HEREIN.

                  (d) Each Warrant Certificate shall bear the following legend:

                           THE EXERCISE OF THIS WARRANT (AND THE OWNERSHIP OF COMMON STOCK ISSUABLE UPON THE EXERCISE THEREOF) MAY BE LIMITED BY STARTEC GLOBAL COMMUNICATIONS CORPORATION IN ORDER TO ENSURE COMPLIANCE WITH THE RULES, REGULATIONS AND POLICIES OF THE FEDERAL COMMUNICATIONS COMMISSION, AND THIS WARRANT WILL NOT BE EXERCISABLE BY ANY HOLDER IF SUCH EXERCISE WOULD CAUSE STARTEC GLOBAL COMMUNICATIONS CORPORATION TO BE IN VIOLATION OF THE

--------
1. To be inserted on Regulation S Global Warrants, and Regulation S Certificated Warrants.

                           COMMUNICATIONS ACT OF 1934 OR THE RULES,  REGULATIONS
                           AND   POLICIES   OF   THE   FEDERAL    COMMUNICATIONS
                           COMMISSION.

                  SECTION 2.3. Transfer Provisions. Unless and until the Warrant Registration Statement (as defined herein) or the Demand Registration Statement (as defined herein) is declared effective by the Commission, the following provisions shall apply:

                  (a) The following provisions shall apply with respect to the registration of any proposed transfer of a Rule 144A Certificated Warrant or an interest in the Rule 144A Global Warrant to a QIB (excluding Non-U.S. Persons):

                                (i) If the Warrant to be transferred consists of
                  (x) a Rule 144A Certificated Warrant, the Warrant Agent shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Warrant stating, or has otherwise advised the Company and the Warrant Agent in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Warrant stating, or has otherwise advised the
                  Company and the Warrant Agent in writing, that it is purchasing the Warrant for its own account (or an account with respect to which it exercises sole investment discretion) and that each of it and any such account is a QIB, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware  that the  transferor  is  relying  upon  its  foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in the Rule 144A Global Warrant, the transfer of such interest may be effected only through the book-entry system maintained by the Depositary.

                               (ii) If the proposed transferee is a Participant,
                  and the Warrant to be transferred consists of a Rule 144A Certificated Warrant, upon receipt by the Warrant Agent of the documents referred to in clause (i)(x) and instructions given in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the Rule 144A Global Warrant in an amount equal to the number of Rule 144A Certificated

                  Warrants to be transferred, and the Warrant Agent shall cancel the Rule 144A Certificated Warrant so transferred.

                  (b) Transfers of Interests in the Regulation S Temporary Global Warrant to QIBs. The following provisions shall apply with respect to registration of any proposed transfer of interests in the Regulation S Temporary Global Warrant:

                                (i) The Warrant Agent shall register the transfer of any Regulation S Temporary Global Warrant (x) if the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to the Warrant Agent a certificate substantially in the form of Exhibit C hereto or (y) if the proposed transferee is a QIB and the proposed transferor has checked the box provided for on the form of Warrant stating, or has otherwise advised the Company and the Warrant Agent in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Warrant stating, or has otherwise advised the Company and the Warrant Agent in writing, that it is purchasing the Warrant for its own account or an account with respect to which it exercises sole investment discretion and that each of it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware  that the  transferor  is  relying  upon  its  foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                               (ii) If the proposed transferee is a Participant,
                  upon receipt by the Warrant Agent of the documents referred to in clause (i)(x) above and instructions given in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the number of Warrants subject to the Rule 144A Global Warrant in an amount equal to the number of Warrants subject to the Regulation S Temporary Global Warrant to be transferred, and the Warrant Agent shall decrease the amount of the Regulation S Temporary Global Warrant.

                  (c) Transfers of Interests in the Regulation S Permanent Global Warrant or Regulation S Certificated Warrant to U.S. Persons. The following provisions shall apply with respect to registration of any proposed transfer of interests in the Regulation S Permanent Global Warrant or Regulation S Certificated Warrant to U.S. Persons:

                                (i)  The  Warrant   Agent  shall   register  the
                  transfer of any such Warrant without requiring any additional certification, except as otherwise provided herein

                               (ii) (A) If the proposed transferor is a Participant holding a beneficial interest in the Regulation S Permanent Global Warrant upon receipt by the Warrant Agent of instructions in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and a decrease in the number of the Regulation S Permanent Global Warrant in an amount equal to the number of the beneficial interest in which is subject to the Regulation S Permanent Global Warrant to be transferred, and (B) if the proposed transferee is a Participant, upon receipt by the Warrant Agent of instructions given in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the number of the Rule 144A Global Warrant in an amount equal to the number of the Regulation S Certificated Warrant or the Regulation S Permanent Certificated Warrant, as the case may be, to be transferred, and the Warrant Agent shall cancel the Global Warrant, if any, so transferred or decrease the amount of the Regulation S Permanent Global Warrant.

                  (d) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of a Warrant to a Non-U.S. Person:

                                (i) Prior to May 21,  1999,  the  Warrant  Agent
                  shall register any proposed transfer of a Warrant to a Non-U.S. Person only upon receipt of a certificate substantially in the form of Exhibit C hereto from the proposed transferor and the proposed transferee.

                               (ii) On and after May 21, 1999, the Warrant Agent
                  shall register any proposed transfer to any Non-U.S. Person if the Warrant to be transferred is a Rule 144A Certificated Warrant or an interest in the Rule 144A Global Warrant, upon receipt of a certificate substantially in the form of Exhibit C hereto from the proposed transferor.

                              (iii)  (A)  If  the  proposed   transferor   is  a
                  Participant holding a beneficial interest in the Rule 144A Global Warrant, upon receipt by the

                  Warrant Agent of the documents,  if any, required by paragraph
                  (ii) and instructions in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and a decrease in the principal amount of the Rule 144A Global Warrant in an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Warrant to be transferred, and (B) if the proposed transferee is a Participant, upon receipt by the Warrant Agent of instructions given in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the principal amount of the Regulation S Global Warrant in an amount equal to the principal amount of the Rule 144A Global Warrant or the Rule 144A Global Warrant, as the case may be, to be transferred, and the Warrant Agent shall cancel the Global Warrant, if any, so transferred or decrease the amount of the Rule 144A Global Warrant.

                  (e) Private Placement Legend. Upon the transfer, exchange or replacement of Warrants or Warrant Shares not bearing the Private Placement Legend, the Warrant Agent shall deliver Warrants or Warrant Shares, as applicable, that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Warrants or Warrant Shares bearing the Private Placement Legend, the Warrant Agent shall deliver only Warrants or Warrant Shares, as applicable, that bear the Private Placement Legend unless such transfer or exchange (i) is effected pursuant to an effective registration statement under the Securities Act, (ii) in the case of Warrant Shares, such Warrant Shares were acquired pursuant to an effective registration statement under the Securities Act, (iii) such transfer or exchange is effected pursuant to Rule 144 under the Securities Act or (iv) there is delivered to the Warrant Agent an Opinion of Counsel reasonably satisfactory to the Company and the Warrant Agent to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (f) General. By its acceptance of any Warrant or Warrant Share bearing the Private Placement Legend, each Holder of such a Warrant or Warrant Share, as applicable, acknowledges the restrictions on transfer of such Warrant or Warrant Share, as applicable, set forth in this Warrant Agreement and in the Private Placement Legend and agrees that it shall transfer such Warrant or Warrant Share, as applicable, only as provided in this Warrant Agreement. The Warrant Agent shall not register a transfer of any Warrant or Warrant Share unless such transfer complies with the restrictions on transfer of such Warrant or Warrant Share, as applicable, set forth in this Warrant Agreement. In connection with any transfer of Warrants or Warrant Shares, each Holder agrees by its acceptance of the Warrants or Warrant Shares, as applicable, to furnish the Warrant Agent or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an effective registration statement under the Securities Act, an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Warrant Agent shall not be required to determine (but may rely on a determination made by the Company or its counsel with respect to) the sufficiency of any such certifications, legal opinions or other information.

                  The Warrant Agent shall retain copies of all letters, notices and other written communications received pursuant to this Article. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Warrant Agent.

                  SECTION 2.4. Execution and Countersignature. Two Officers shall sign the Warrant Certificates for the Company by manual or facsimile signature. If an Officer whose signature is on a Warrant Certificate no longer holds that office at the time the Warrant Agent countersigns the Warrant Certificate, the Warrant Certificate shall nevertheless be valid. A Warrant Certificate shall not be valid until an authorized signatory of the Warrant Agent manually countersigns the Warrant Certificate. Such authorized signature shall be conclusive evidence that the Warrant Certificate has been countersigned under this Agreement.

                  The Warrant Agent shall initially countersign and deliver Warrant Certificates entitling the Holders thereof to purchase in the aggregate not more than 200,226 Warrant Shares upon a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company.

                  The Warrant Agent may appoint an agent reasonably acceptable to the Company to countersign the Warrant Certificates. Unless limited by the terms of such appointment, such agent may countersign Warrant Certificates whenever the Warrant Agent may do so. Each reference in this Agreement to countersignature by the Warrant Agent includes countersignature by such agent. Such agent will have the same rights as the Warrant Agent for service of notices and demands.

                  SECTION 2.5. Certificate Register. The Warrant Agent shall keep a register ("Certificate Register") of the Warrant Certificates and of their transfer and exchange. The Certificate Register shall show the names and addresses of the respective Holders and the date and number of Warrants represented on the face of each Warrant Certificate. The Company and the Warrant Agent may deem and treat the Person in whose name a Warrant Certificate is registered as the absolute owner of such Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

                  SECTION 2.6. Separation of Warrants and Notes. (a) Prior to the Separation Date no Warrant may be sold, assigned or otherwise transferred to any Person unless, simultaneously with such transfer, the Warrant Agent receives confirmation from the Trustee for the Notes that the Holder thereof has requested a transfer of the related Notes to the same transferee.

                  (b) On or after the Separation Date, the holder of a Warrant Certificate containing a Separability Legend may surrender such Warrant Certificate accompanied by a written application to the Warrant Agent, duly executed by the Holder thereof, for a new Warrant Certificate or certificates not containing the Separability Legend.

                  SECTION 2.7. Transfer and Exchange. (a) The Warrant Certificates shall be issued in registered form only and shall be transferable only upon the surrender of such Warrant Certificate for registration of transfer. When a Warrant Certificate is presented to the Warrant Agent with a request to register a transfer, the Warrant Agent shall register the transfer as requested if the reasonable requirements of the Warrant Agent and of Section 8-401(1) of the Uniform Commercial Code as in effect in the State of New York are met; provided, however, that prior to the Separation Date the Warrant Agent shall not register a transfer of a Warrant Certificate and such transfer will be void and of no effect unless the Notes that are a part of the same Unit as the Warrants represented by the Warrant Certificate to be transferred are simultaneously transferred to the same transferee. To permit the registration of transfers and exchanges, the Company shall execute and the Warrant Agent shall countersign Warrant Certificates at the Warrant Agent's request. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be valid obligations of the Company, entitled to the same benefits under this Agreement as the Warrant Certificates surrendered upon such registration of transfer or exchange. No service charge will be made to a Holder for any registration of transfer or exchange upon surrender of any Warrant Certificate at the office of the Warrant Agent maintained for that purpose. However, the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates but not for any exchange or original issuance (not involving a transfer) pursuant to Section 2.9, 3.4 or 3.5.

                  (b) Notwithstanding any other provisions of this Section 2.7, unless and until it is exchanged in whole or in part for Warrants in definitive registered form, the Global Warrant may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary. Interests of beneficial owners in the Global Warrant may be transferred in accordance with the rules and procedures of DTC. Members of, or participants in, DTC ("Participants") shall have no rights under this Agreement with respect to the Global Warrant held on their behalf by DTC or the Warrant

Agent as its custodian, and DTC may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Warrants. The registered holder of the Global Warrant may grant proxies and otherwise authorize any person, including Participants and persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Agreement or the Warrants.

                  If DTC notifies the Company that it is unwilling or unable to continue as depositary for the Global Warrant or Warrants or if at any time DTC shall no longer be eligible under the next sentence of this paragraph, the Company shall appoint a successor depositary with respect to the Warrants. Each depositary appointed pursuant to this Section 2.6 must, at the time of its appointment and at all times while it serves as depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation. The Company will execute, and the Warrant Agent, upon receipt of written instructions from the Company, will countersign and deliver, Warrants in definitive registered form in any authorized denominations, in an aggregate amount equal to the amount of the Global Warrant or Warrants representing such Warrants in exchange for such Global Warrant or Warrants if DTC notifies the Company that it is unwilling or unable to continue as depositary for the Global Warrant or Warrants or if at any time DTC shall no longer be eligible to serve as depositary and a successor depositary for the Warrants is not appointed by the Company within 60 days after the Company receives such notice or becomes aware of such ineligibility.

                  SECTION 2.8. Replacement Certificates. If a mutilated Warrant Certificate is surrendered to the Warrant Agent or if the Holder of a Warrant Certificate claims that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall issue and the Warrant Agent shall countersign a replacement Warrant Certificate if the reasonable requirements of the Warrant Agent and of Section 8-405 of the Uniform Commercial Code as in effect in the State of New York are met. Such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Warrant Agent to protect the Company and the Warrant Agent from any loss which either of them may suffer if a Warrant Certificate is replaced. The Company and the Warrant Agent may charge the Holder for their expenses in replacing a Warrant Certificate. Every replacement Warrant Certificate is an additional obligation of the Company.

                  SECTION 2.9. Temporary Certificates.  Until definitive Warrant
Certificates are ready for delivery, the Company may prepare and the Warrant Agent shall countersign temporary Warrant Certificates. Temporary Warrant Certificates shall be substantially in the form of definitive Warrant Certificates but may have variations that the Company considers appropriate for temporary Warrant Certificates. Without unreasonable delay, the Company shall prepare and the Warrant Agent shall countersign definitive Warrant Certificates and deliver them in exchange for temporary Warrant Certificates.

                  SECTION 2.10. Cancellation. (a) In the event the Company shall purchase or otherwise acquire Warrant Certificates, the same shall thereupon be delivered to the Warrant Agent for cancellation.

                  (b) The Warrant Agent and no one else shall cancel and may, but shall not be required to, destroy all Warrant Certificates surrendered for transfer, exchange, replacement, exercise or cancellation unless the Company directs the Warrant Agent to deliver canceled Warrant Certificates to the Company. The Company may not issue new Warrant Certificates to replace Warrant Certificates to the extent they represent Warrants which have been exercised or Warrants which the Company has purchased or otherwise acquired.

                                    ARTICLE 3

                                 Exercise Terms

                  SECTION 3.1. Exercise Price. Each Warrant shall initially entitle the Holder thereof, subject to adjustment pursuant to the terms of this Agreement, to purchase 1.25141 shares of Common Stock for a per share exercise price (the "Exercise Price") of $24.20.

                  SECTION 3.2. Exercise Periods; Restrictions on Exercise. (a) Subject to the terms and conditions set forth herein, the Warrants shall be exercisable at any time or from time to time after November 15, 1998.

                  (b) Notwithstanding anything to the contrary in this Agreement or the Warrants, the Company shall have the right not to allow an exercise of the Warrants (or any portion thereof) to the extent necessary in order to ensure compliance with the rules, regulations and policies of the Federal Communications Commission ("FCC Rules"), and Warrants will not be exercisable by any Holder if such exercise would cause the Company to be in violation of the Communications Act of 1934 (the "Communications Act") or FCC Rules. The Company will have the right prior to the exercise of any Warrant to require the Holder thereof to furnish the Company with such certificates or other information as it may reasonably be to confirm that such exercise would not cause the Company to be in violation of the Communications Act or FCC Rules.

                  (c) No Warrant shall be exercisable after May 15, 2008 (the "Expiration Date").

                  (d) As a condition to the exercise prior to the end of the Restricted Period of any Regulation S Global Warrant that bears a Private Placement Legend, each holder who proposes to exercise such Warrant must deliver to the Company and the Warrant Agent a written certification satisfactory in form and substance to the effect set forth in Rule 903(b)(iii)(5)(ii)(A) of Regulation S or a legal opinion to the effect set forth in subclause (B) of such Rule 903(b)(iii)(5)(ii). No such exercise shall be valid unless such certification or opinion shall have been delivered.

                  SECTION 3.3. Expiration. Each Warrant shall terminate and become void as of the earlier of (i) the close of business on the Expiration Date or (ii) the date such Warrant is exercised. The Company shall give notice not less than 90 and not more than 120 days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of the close of business on the Expiration Date; provided, however, that if the Company fails to give notice as provided in this
Section 3.3, the Warrants will nevertheless expire and become void on the Expiration Date.

                  SECTION 3.4. Manner of Exercise. Warrants may be exercised upon (i) surrender to the Warrant Agent at the principal corporate trust office of the Warrant Agent of the related Warrant Certificate, together with the form of election to purchase Common Stock on the reverse thereof duly filled in and signed by the Holder thereof, and (ii) payment to the Warrant Agent, for the account of the Company, of the Exercise Price for each Warrant Share issuable upon the exercise of such Warrants then exercised. Such payment shall be made
(i) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose or (ii) without the payment of cash, by reducing the number of shares of Common Stock obtainable upon the exercise of a Warrant so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (a) the number of shares of Common Stock issuable as of the Exercise Date upon the exercise of such Warrant (if payment of the Exercise Price were being made in cash) and (b) the Cashless Exercise Ratio. An exercise of a Warrant in accordance with the immediately preceding sentence is herein called a "Cashless Exercise". Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the holder's option to elect a Cashless Exercise, the number of shares of Common Stock deliverable upon a Cashless Exercise shall be equal to the number of shares of Common Stock issuable upon the exercise of Warrants that the Holder specifies are to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio. All provisions of this Agreement shall be applicable with respect to a surrender of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. Subject to Section 3.2, the rights represented by the Warrants shall be exercisable at the election of the

Holders thereof either in full at any time or from time to time in part and in the event that a Warrant Certificate is surrendered for exercise of less than all the Warrants represented by such Warrant Certificate at any time prior to the Expiration Date, a new Warrant Certificate representing the remaining Warrants shall be issued. The Warrant Agent shall countersign and deliver the required new Warrant Certificates, and the Company, at the Warrant Agent's request, shall supply the Warrant Agent with Warrant Certificates duly signed on behalf of the Company for such purpose.

                  SECTION 3.5. Issuance of Warrant Shares. Subject to Section 2.7, upon the surrender of Warrant Certificates and payment of the per share Exercise Price, as set forth in Section 3.4, the Company shall issue and cause the Warrant Agent or, if appointed, a transfer agent for the Common Stock ("Transfer Agent") to countersign and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise, to the Person or Persons entitled to receive the same, together with cash as provided in Section 3.6 in respect of any fractional Warrant Shares otherwise issuable upon such exercise. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the per share Exercise Price, as aforesaid; provided, however, that if, at such date, the transfer books for the Warrant Shares shall be closed, the certificates for the Warrant Shares in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened and until such date the Company shall be under no duty to deliver any certificates for such Warrant Shares; provided further, however, that such transfer books, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 calendar days. Each certificate representing Warrant Shares shall bear the Private Placement Legend except as otherwise provided in Section 2.3(e).

                  SECTION 3.6. Fractional Warrant Shares. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be exercised in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Warrant Shares purchasable pursuant thereto. If any fraction of a Warrant Share would, except for the provisions of this Section 3.6, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay at the time of exercise an amount in cash equal to the Current Market Value per Warrant Share, as determined on the day immediately preceding the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole cent.

                  SECTION 3.7. Reservation of Warrant Shares. The Company shall at all times keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants. The registrar for the Common Stock (the "Warrant Agent") shall at all times until the Expiration Date reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent. All Warrant Shares which may be issued upon exercise of Warrants shall, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof. The Company will supply such Transfer Agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section 3.6. The Company will furnish to such Transfer Agent a copy of all notices of adjustments (and certificates related thereto) transmitted to each Holder.

                  Before taking any action which would cause an adjustment pursuant to Article 4 to reduce the Exercise Price below the then par value (if any) of the Common Stock, the Company shall take any and all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Price as so adjusted.

                  The Company covenants that all shares of Common Stock which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights, free from all taxes and free from all liens, charges and security interests, created by or through the Company, with respect to the issue thereof.

                  SECTION 3.8. Compliance with Law. Notwithstanding anything in this Agreement to the contrary, in no event shall a Holder be entitled to exercise a Warrant unless (i) a registration statement filed under the Securities Act in respect of the issuance of the Warrant Shares is then effective or (ii) in the opinion of counsel to the Company addressed to the Warrant Agent the exercise of such Warrants is exempt from the registration requirements of the Securities Act and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the States or other jurisdictions in which such holders reside.

                                    ARTICLE 4

                             Antidilution Provisions

                  SECTION 4.1. Changes in Common Stock. In the event that at any time or from time to time the Company shall (i) pay a dividend or make a distribution on its Common Stock payable in shares of its Common Stock or other equity interests of the Company, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock, then the number of shares of Common Stock issuable upon exercise of each Warrant immediately after the happening of such event shall be adjusted to a number determined by multiplying the number of shares of Common Stock that such holder would have owned or have been entitled to receive upon exercise had such Warrants been exercised immediately prior to the happening of the events described above (or, in the case of a dividend or distribution of Common Stock or other shares of capital stock, immediately prior to the record date therefor) by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately after the happening of the events described above and the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to the happening of the events described above; and subject to Section 4.8, the Exercise Price for each Warrant shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such event by the aforementioned fraction. An adjustment made pursuant to this Section 4.1 shall become effective immediately after the effective date of such event, retroactive to the record date therefor in the case of a dividend or distribution in shares of Common Stock or other shares of the Company's capital stock.

                  SECTION 4.2. Cash Dividends and Other Distributions. In the event that at any time or from time to time the Company shall distribute to all holders of Common Stock (i) any dividend or other distribution of cash, evidences of its indebtedness, shares of its capital stock or any other assets, properties or debt securities or (ii) any options, warrants or other rights to subscribe for or purchase any of the foregoing (other than, in each case, (w) the issuance of any rights under a shareholder rights plan, (x) any dividend or distribution described in Section 4.1, (y) any rights, options, warrants or securities described in Section 4.3 and (z) any cash dividends or other cash distributions from current or retained earnings), then the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock issuable upon the exercise of such Warrant immediately prior to the record date for any such dividend or distribution by a fraction, the numerator of which shall be the Current Market Value per share of Common Stock on the record date for such dividend or distribution and the denominator of which shall be such Current Market Value per share of Common Stock on the record date for such dividend or distribution less the sum of (x) the amount of cash, if any, distributed per share of Common Stock and (y) the fair value (as determined in good faith by the Board, whose determination shall be evidenced by a board resolution filed with the Warrant Agent, a copy of which will be sent to Holders upon request) of the portion, if any, of the distribution applicable to one share of Common Stock consisting of evidences of indebtedness, shares of stock, securities, other assets or property, warrants, options or subscription or purchase rights; and, subject to Section 4.8, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such record date by the aforementioned fraction. Such adjustments shall be made whenever any distribution is made and shall become effective as of the date of distribution, retroactive to the record date for any such distribution;
provided, however, that the Company is not required to make an adjustment pursuant to this Section 4.2 if at the time of such distribution the Company makes the same distribution to Holders of Warrants as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (whether or not currently exercisable). No adjustment shall be made pursuant to this Section 4.2 which shall have the effect of decreasing the number of shares of Common Stock issuable upon exercise of each Warrant or increasing the Exercise Price.

                  SECTION 4.3. Rights Issue to All Holders of Common Stock. In the event that at any time or from time to time the Company shall issue to all holders of Common Stock without any charge, rights, options or warrants entitling the holders thereof to subscribe for shares of Common Stock, or securities convertible into or exchangeable or exercisable for Common Stock, entitling such holders to subscribe for or purchase shares of Common Stock at a price per share that is lower at the record date for such issuance than the then Current Market Value per share of Common Stock other than in connection with the adoption of a shareholder rights plan by the Company, then the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock theretofore issuable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options, warrants or securities plus the number of additional shares of Common Stock offered for subscription or purchase or into or for which such securities that are issued are convertible, exchangeable or exercisable, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options, warrants or securities plus the total number of shares of Common Stock which the aggregate consideration expected to be received by the Company (assuming the exercise or conversion of all such rights, options, warrants or securities) would purchase at the then Current Market Value per share of Common Stock. Subject to Section 4.8, in the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the aforementioned fraction. Such adjustment shall be made immediately after such rights, options or warrants are issued and shall become effective, retroactive to the record date for the determination of stockholders entitled to receive such rights, options, warrants or securities. Notwithstanding anything to the contrary in this Article IV, no adjustment to the number of Warrant Shares issuable upon exercise of the Warrants or to the Exercise Price shall be made as a result of the offering by the Company to all holders of its Common Stock of rights, options or warrants entitling the holders thereof to subscribe for Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock, resulting from the operation of any anti-dilution provision in any warrant or other security of the Company convertible into, exercisable or exchangeable for Common Stock of the Company, which such warrant or security is outstanding on the date of this Agreement. No adjustment shall be made pursuant to this Section
4.3 which shall have the effect of decreasing the number of shares of Common Stock purchasable upon exercise of each Warrant or of increasing the Exercise Price.

                  SECTION 4.4. Other Issuances of Common Stock or Rights. In the event that at any time or from time to time the Company shall issue (i) shares of Common Stock (subject to the provisions below), (ii) rights, options or warrants entitling the holder thereof to subscribe for shares of Common Stock (provided, however, that no adjustment shall be made upon the exercise of such rights, options or warrants), or (iii) securities convertible into or exchangeable or exercisable for Common Stock (provided, however, that no adjustment shall be made upon the conversion, exchange or exercise of such securities (other than issuances specified in (i), (ii) or (iii) which are made as the result of anti- dilution adjustments in such securities)), at a price per share at the record date of such issuance that is less than the then Current Market Value per share of Common Stock, then the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock theretofore issuable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such sale or issuance plus the number of additional shares of Common Stock offered for subscription or purchase or into or for which such securities that are issued are convertible, exchangeable or exercisable, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such sale or issuance plus the total number of shares of Common Stock which the aggregate consideration expected to be received by the Company (assuming the exercise or conversion of all such rights, options, warrants or securities, if any) would purchase at the then Current Market Value per share of Common Stock, and subject to Section 4.8 the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the aforementioned fraction; provided, however, that no adjustment to the number of Warrant Shares issuable upon the exercise of the Warrants or to the Exercise Price shall be made as a result of (i) the issuance of shares of Common Stock under any warrants, options or other rights existing on the date hereof, (ii) the issuance of shares of Common Stock in bona fide public or private offerings that are underwritten or in which a placement agent is retained by the Company or (iii) the issuance of options, rights or shares of Common Stock pursuant to any option, under any employee benefit plans approved by the Board of Directors. Such adjustments shall be made whenever such rights, options or warrants or convertible securities are issued. No adjustment shall be made pursuant to this
Section 4.4 which shall have the effect of decreasing the number of shares of Common Stock issuable upon exercise of each warrant or of increasing the Exercise Price. For purposes of Section 4.4 only, any issuance of Common Stock, or rights, options or warrants to subscribe for, or other securities convertible into or exercisable or exchangeable for, Common Stock, which issuance (or agreement to issue) (A) is in exchange for or otherwise in connection with the bona fide acquisition of property (excluding any such exchange exclusively for cash) of any Person and (B) is at a price per share determined by the Board of Directors to be equal to the fair market value thereof at the time an agreement in principle is reached or at the time a definitive agreement is entered into, shall be deemed to have been made at a price per share equal to the Current Market Value per share at the record date with respect to such issuance (the time of closing or consummation of such exchange or acquisition) if such definitive agreement is entered into within 90 days of the date of such agreement in principle.

                  SECTION 4.5. Combination; Liquidation. (a) Except as provided in Section 4.5(b), in the event of a Combination, each Holder shall have the right to receive upon exercise of the Warrants the kind and amount of shares of capital stock or other securities or property which such Holder would have been entitled to receive upon or as a result of such Combination had such Warrant been exercised immediately prior to such event. Unless paragraph (b) is applicable to a Combination, the Company shall provide that the surviving or acquiring Person (the "Successor Company") in such Combination will enter into an agreement with the Warrant Agent confirming the Holders' rights pursuant to this Section 4.5(a) and providing for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article
4. The provisions of this Section 4.5(a) shall similarly apply to successive Combinations involving any Successor Company.

                  (b) In the event of (i) a Combination where consideration to the holders of Common Stock in exchange for their shares is payable solely in cash or (ii) the dissolution, liquidation or winding-up of the Company, the holders of the Warrants shall be entitled to receive, upon surrender of their Warrant Certificates, distributions on an equal basis with the holders of Common Stock or other securities, issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such event, less the Exercise Price.

                  In case of any Combination described in this Section 4.5(b), the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding-up of the Company, the Company shall deposit promptly with the Warrant Agent the funds, if any, necessary to pay to the holders of the Warrants the amounts to which they are entitled as described above. After such funds and the surrendered Warrant Certificates are received, the Warrant Agent is required to deliver a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holders surrendering such Warrants.

                  SECTION 4.6. Other Events. If any event occurs as to which the foregoing provisions of this Article 4 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board, fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock issuable upon exercise of any Warrant.

                  SECTION 4.7. Superseding Adjustment. Upon the expiration of any rights, options, warrants or conversion or exchange privileges which resulted in adjustments pursuant to this Article 4, if any thereof shall not have been exercised, the number of Warrant Shares issuable upon the exercise of each Warrant shall be readjusted pursuant to the applicable section of Article 4 as if (A) the only shares of Common Stock issuable upon exercise of such rights, options, warrants, conversion or exchange privileges were the shares of Common Stock, if any, actually issued upon the exercise of such rights, options, warrants or conversion or exchange privileges and (B) shares of Common Stock actually issued, if any, were issuable for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised and the Exercise Price shall be readjusted inversely; provided, however, that no such readjustment shall (except by reason of an intervening adjustment under Section 4.1) have the effect of decreasing the number of Warrant Shares purchasable upon the exercise of each Warrant or increase the Exercise Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange privileges.

                  SECTION 4.8. Minimum Adjustment. The adjustments required by the preceding Sections of this Article 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Exercise Price or the number of shares of Common Stock issuable upon exercise of Warrants that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at least 1% the Exercise Price or the number of shares of Common Stock issuable upon exercise of Warrants immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this
Article 4 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this Article 4, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

                  SECTION 4.9. Notice of Adjustment. Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, issuable upon exercise of the Warrants is adjusted, as herein provided, the Company shall deliver to the Warrant Agent a certificate of a firm of independent accountants selected by the Board (who may be the regular accountants employed by the Company) setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which (i) the Board determined the fair value of any evidences of indebtedness, other securities or property or warrants, options or other subscription or purchase rights and (ii) the Current Market Value of the Common Stock was determined, if either of such determinations were required), and specifying the Exercise Price and the number of shares of Common Stock issuable upon exercise of Warrants after giving effect to such adjustment. The Company shall promptly cause the Warrant Agent to mail a copy of such certificate to each Holder in accordance with Section 7.6. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of shares of Common Stock or other stock or property issuable on exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value of any shares of Common Stock, evidences of indebtedness, warrants, options, or other securities or property.

                  SECTION 4.10. Notice of Certain Transactions. In the event that the Company shall propose to (a) pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other non-cash dividend or distribution to the holders of its Common Stock, (b) offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) issue any (i) shares of Common Stock, (ii) rights, options or warrants entitling the holders thereof to subscribe for shares of Common Stock, or (iii) securities convertible into or exchangeable or exercisable for Common Stock (in the case of (i), (ii) and (iii), if such issuance or adjustment would result in an adjustment hereunder),
(d) effect any capital reorganization, reclassification, consolidation or merger, (e) effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company or (f) make a tender offer or exchange offer with respect to the Common Stock, the Company shall within 5 days send to the Warrant Agent and the Warrant Agent shall within 5 days send the Holder a notice (in such form as shall be furnished to the Warrant Agent by the Company) of such proposed action or offer. Such notice shall be mailed by the Warrant Agent to the Holders at their addresses as they appear in the Certificate Register, which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other property, if any, issuable upon exercise of each Warrant and the Exercise Price after giving effect to any adjustment pursuant to Article 4 which will be required as a result of such action. Such notice shall be given as promptly as possible and (x) in the case of any action covered by clause (a) or
(b) above, at least 10 days prior to the record date for determining holders of the Common Stock for purposes of such action or (y) in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

                  SECTION 4.11. Adjustment to Warrant Certificate. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Article 4, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock issuable upon exercise of the Warrants as are stated in the Warrant Certificates initially issued pursuant to this Agreement. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

                  SECTION 4.12. Exceptions to Antidilution Provisions. Without limiting any other exception contained in this Article 4, and in addition thereto, no adjustment need be made for:

                       (i) grants or exercises of rights granted to employees, directors or consultants of the Company or any of its subsidiaries or shares of Common Stock issued or granted to such persons under equity-based incentive or corporation plans or otherwise, whether or not upon the exercise, exchange or conversion of any such rights;

                      (ii) options, warrants or other agreements or rights to purchase capital stock of the Company entered into prior to the date of the issuance of the Warrants and any issuance of shares of Common Stock in connection therewith;

                     (iii) rights to purchase shares of Common Stock pursuant to a Company plan for reinvestment of dividends or interest;

                      (iv) a change in the par value of shares of Common Stock (including a change from par value to no par value or vice versa);

                       (v) the consummation of the Reorganization; and

                      (vi) bona fide public offerings or private placements pursuant to Section 4(2) of the Securities Act, Regulation D thereunder or Regulation S of any security trading on any national securities exchange, the Nasdaq system or in the over the counter market, or of a security directly or indirectly convertible or exchangeable for any such security (the latter security being a "Reference Security"), involving at least one investment bank of national reputation, if such security is sold to investors at a price equal to the closing sale, bid or ask price (whichever is customary)(less such discount, if any, as such investment bank shall reasonably determine is necessary to permit the consummation of such public offering or private placement) of such security or the Reference Security on the date of the public offering or private placement.

                                    ARTICLE 5

                               Registration Rights

                  SECTION 5.1. Effectiveness of Registration Statement. Subject to Section 5.2, the Company shall cause to be filed pursuant to Rule 415 (or any successor provision) of the Securities Act a shelf registration statement covering the issuance by the Company of Warrant Shares to the Holders upon exercise of the Warrants by the Holders thereof and resales of Warrants and Warrant Shares by the holders thereof (the "Warrant Registration Statement") and shall use its reasonable best efforts to cause the Warrant Registration Statement to be declared effective on or before 180 days after the Issue Date. Subject to Section 5.2, the Company shall cause the Warrant Registration Statement to remain effective until the earlier of (i) the second anniversary of the date on which the last Warrant has been exercised at a time when the Warrant Registration Statement was not effective or when the use of the prospectus contained therein was suspended and (ii) the date when all the Warrants and/or Warrant Shares have been sold pursuant to the Warrant Registration Statement. In connection the Warrant Registration Statement, (i) the Company shall furnish to the Warrant Agent, prior to the filing with the Commission, a copy of the Warrant Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when filed with the Commission, such comments as the Warrant Agent may reasonably propose, (ii) the Company shall furnish to each Holder, without charge, at least one copy of the Warrant Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those incorporated by reference), (iii) the Company shall, for so long as the Warrant Registration Statement is effective, deliver to each Holder, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Warrant Registration Statement and any amendment or supplement thereto as such Holder may reasonably request, and the Company consents to the proper use of the prospectus therein and any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Warrants and/or Warrant Shares covered by such prospectus and any amendment or supplement thereto, (iv) the Company may require each Holder of Warrants to be exercised in connection with the Warrant Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Warrants or Warrant Shares as the Company may from time to time reasonably request for inclusion in the Warrant Registration Statement, (v) the Company shall, if requested, promptly incorporate in a prospectus supplement or post-effective amendment to the Warrant Registration Statement such information as a majority in interest of the Holders reasonably agree should be included therein and shall make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (vi) the Company shall enter into such agreements (including underwriting agreements) as are appropriate, customary and reasonably necessary in connection with the Warrant Registration Statement. The Company will furnish the Warrant Agent with current prospectuses meeting the requirements of the Securities Act in sufficient quantity to permit the Warrant Agent to deliver, at the Company's expense, a prospectus to each holder of a Warrant upon the exercise thereof. The Company shall promptly inform the Warrant Agent of any change in the status of the effectiveness or availability of the Warrant Registration Statement.

                  SECTION 5.2. Suspension. During any consecutive 365-day period, the Company shall be entitled to suspend the availability of the Warrant Registration Statement for up to two 45 consecutive-day periods (except during the 45 consecutive-day period immediately prior to the Expiration Date) if the Company's Board determines in the exercise of its reasonable judgment that there is a valid business purpose for such suspension and provides notice that such determination was made by the Company's Board to the holders of the Warrants; provided, however, that in no event shall the Company be required to disclose the business purpose for such suspension if the Company determines in good faith that such business purpose must remain confidential.

                  SECTION 5.3. Demand Registration; Repurchase of Warrants. (a) In connection with an Exercise Event, the Company will give notice thereof to all Holders as soon as practicable but in no event later than five Business Days following such Exercise Event. Upon request from Holders of at least 25% of Warrants outstanding, the Company shall be required to use its reasonable best efforts to effect one registration under the Securities Act in respect of an underwritten sale of Warrant Shares (a "Demand Registration"), subject to certain limitations, unless an exemption from the registration requirements of the Securities Act is then available for the sale of such Warrant Shares. Upon a demand, the Company will prepare, file and use its reasonable best efforts to cause to be effective within 120 days of such demand a registration statement in respect of all Warrant Shares that request to be included in such registration statement (a "Demand Registration Statement").

                  (b) The right of any Holder to include its  Warrant  Shares in the Demand Registration Statement shall be conditioned upon such Holder's participation and inclusion of such Holder's Warrant Shares in the underwritten offering. All Holders proposing to distribute Warrant Shares through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters which shall be selected by a majority in interest of the Holders and shall be approved by the Company, which approval shall not be unreasonably withheld; provided, (i) that all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the underwriters shall also be made to and for the benefit of such Holders, (ii) that any or all of the conditions precedent to the obligations of the underwriters shall be conditions precedent to the obligations of such Holders, and (iii) that no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder or the Warrant Shares of such Holder and such Holder's intended method of distribution and any other representations required by law or reasonably required by the underwriter. If any such Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw all its Warrant Shares by written notice to the Company and the managing underwriter. The Warrant Shares so withdrawn shall also be withdrawn from registration.

                  (c) In connection with the Demand Registration Statement, (i) the Company shall furnish to the Holders distributing Warrant Shares pursuant to the Demand Registration Statement, prior to the filing with the Commission, a copy of the Demand Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including those incorporated by reference), and each amendment or supplement, if any, to the prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when filed with the Commission, such comments as such Holders may reasonably propose, (ii) the Company shall, for so long as the Demand Registration Statement is effective, deliver to such Holders, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Demand Registration Statement and any amendment or supplement thereto as such Holders may reasonably request, and the Company consents to the proper use of the prospectus therein and any amendment or supplement thereto by the underwriter in connection with the offering and sale of the Warrant Shares covered by such prospectus and any amendment or supplement thereto, (iii) the Company may require, as a condition to the participation of such Holder in the Demand Registration Statement, that such Holder to furnish to the Company such information regarding such Holder and the distribution of such Warrants or Warrant Shares as the Company may from time to time reasonably request for inclusion in the Demand Registration Statement,
(iv) the Company shall, if requested, promptly incorporate in a prospectus supplement or post-effective amendment to the Demand Registration Statement such information as a majority in interest of such Holders reasonably agree should be included therein and shall make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment, (v) the Company shall enter into such agreements (including underwriting agreements) as are appropriate, customary and reasonably necessary in connection with the Demand Registration Statement and (vi) the Company shall (A) make available all material customary for reasonable due diligence examinations in connection with such Demand Registration Statement, (B) make such representations and warranties to such Holders as are customary and reasonable in connection with the Demand Registration Statement, (C) obtain such opinions of counsel to the Company addressed to and reasonably satisfactory to such Holders and the underwriters as are customary and reasonable in connection with the Demand Registration Statement and (D) obtain such "comfort" letters and updates thereof from the independent certified public accountants of the Company addressed to such Holders and the underwriters as are customary and reasonable in connection with the Demand Registration Statement. The Company shall promptly inform such Holders of any change in the status of the effectiveness or availability of the Demand Registration Statement.

                  (d) Notwithstanding the foregoing, in lieu of completing the obligation to file the Demand Registration Statement as set forth in subsection
(a) above, the Company may offer to repurchase for cash all Warrants, at the Current Market Value per Warrant, of Holders requesting the Demand Registration Statement.

                  (e) If the Company elects to repurchase Warrant Shares pursuant to subsection (d) above, the Company shall give notice of such repurchase offer to all Holders and to the Warrant Agent. The repurchase offer shall commence on the date on which the Company gives such notice (the "Notice Date"), and such repurchase offer shall expire at 5:00 p.m., New York City time, on a date determined by the Company (the "expiration date") that is at least 30 but not more than 60 calendar days after the Notice Date. The Company shall offer to repurchase for cash at Current Market Value the Warrant Shares or Warrants pursuant to subsection (d) above, provided that proper tender must be made to the Warrant Agent by the Holders prior to the expiration date for such repurchase offer.

                  (f) Each Holder may, but shall not be obligated to, accept the Company's offer to repurchase pursuant to Section 5.3(d), by tendering to the Warrant Agent, on or prior to the expiration date for such repurchase offer, the Warrant Shares or Warrants such Holder desires to have repurchased in such offer, and in the case of Warrants tendered, together with a completed Certificate for Surrender in substantially the form attached to the Warrant Certificate. A Holder may withdraw all or a portion of the Warrant Shares or Warrants tendered to the Warrant Agent at any time prior to the expiration date for such repurchase offer. If less than all the Warrants represented by a Warrant Certificate shall be tendered, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not tendered shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Warrant Certificate to the Person or Persons entitled to receive the same; provided that the Holder of such Warrants shall be responsible for the payment of any transfer taxes required as a result of any change in ownership of such Warrants. Holders not tendering their Warrants pursuant to Section 5.3(e) shall have no further rights to require the Company to effect a Demand Registration Statement with respect to the Exercise Event as to which the offer to purchase has been made.

                  SECTION 5.4. Liquidated Damages. (a) If the Warrant Registration Statement (i) is not declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), or (ii) such Registration Statement is filed and declared effective on or prior to the Effectiveness Target Date but shall thereafter cease to be effective or the prospectus as contained therein fails to be usable for its intended purpose without being succeeded within five business days by a post-effective amendment to the Warrant Registration Statement or an amendment or supplement to such prospectus that cures such failure and that, is the case of a post-effective amendment, is itself immediately declared effective (each such event referred to in clauses (i) through (ii) above, a "Registration Default"), the Company shall pay to the holders of Warrants and/or Warrant Shares that in either case are Transfer Restricted Securities an amount in cash of $1.00 per Warrant or Warrant Share ("Liquidated Damages") for the first 90-day period (or portion thereof) following such Warrant Registration Default. The amount of Liquidated Damages will increase by an additional $.50 per Warrant or Warrant Share with respect to each subsequent 90-day period (or portion thereof) until all Registration Defaults have been cured, up to a maximum rate of Liquidated Damages of $2.50 per Warrant or Warrant Share. All accrued Liquidated Damages will be paid to Holders by the Company on the last day of each calendar quarter during any such payment shall have become due ("Liquidated Damages Payment Date"). Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of Liquidated Damages with respect to such Transfer Restricted Securities will cease.

                  All obligations of the Company set forth in the preceding paragraph that have accrued and are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

                  Warrants and/or Warrant Shares shall be defined as "Transfer Restricted Securities," until the earlier to occur of (i) the date on which such Warrants and/or Warrant Shares have been registered under the Securities Act and disposed of in accordance with the Warrant Registration Statement (ii) the date on which such Warrants and/or Warrant Shares are eligible for distribution to the public pursuant to Rule 144 under the Securities Act.

                  (b) The Company shall notify the Warrant Agent within one business day after each and every date on which an event occurs in respect of which Liquidated Damages are required to be paid (an "Event Date"). Liquidated Damages shall be paid by depositing Liquidated Damages with the Warrant Agent, in trust, for the benefit of the Holders of the Warrants and/or Warrant Shares, on or before the applicable Liquidated Damages Payment Date (whether or not any payment other than Liquidated Damages is payable to such Holders),in immediately available funds in sums sufficient to pay the Liquidated Damages then due to such Holders. Each obligation to pay Liquidated Damages shall be deemed to accrue from the applicable date of the occurrence of the Registration Default.

                  SECTION 5.5. Blue Sky. The Company shall use its reasonable best efforts to register or qualify the Warrant and Warrant Shares under all applicable securities laws, blue sky laws or similar laws of all jurisdictions in the United States and Canada in which any Holder may or may be deemed to purchase Warrants and Warrant Shares and shall use its reasonable efforts to maintain such registration or qualification through the earlier of (i) such time as all Warrants have been exercised and (ii) the Expiration Date; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.5 or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  SECTION 5.6. Accuracy of Disclosure. The Company represents and warrants to each Holder and agrees for the benefit of each Holder that (i) the Warrant Registration Statement or the Demand Registration Statement and any amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading; and (ii) each of the prospectus furnished to such Holder for delivery in connection with the exercise of Warrants or in connection with the sale of Warrant Shares, as the case may be, and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall have no liability under clause (i) or (ii) of this Section 5.5 with respect to any such untrue statement or omission made in the Warrant Registration Statement or the Demand Registration Statement in reliance upon and in conformity with information furnished to the Company by or on behalf of the Holders specifically for inclusion therein.

                  SECTION 5.7. Indemnification. (a) In connection with either the Warrant Registration Statement or the Demand Registration Statement, the Company agrees to indemnify and hold harmless each Holder of the Warrants and/or Warrant Shares and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder and such controlling persons being referred to collectively as the "Indemnified Parties") from and against any losses, damages or liabilities, joint or several, or any actions in respect thereof (including but not limited to any losses, claims, damages, liabilities or actions relating to purchases and sales of the Warrants and/or Warrant Shares) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Warrant Registration Statement or Demand Registration Statement or their related prospectuses or in any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Warrant Registration Statement or the Demand Registration Statement or any preliminary or final prospectus or in any amendment or supplement thereto in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein, (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any prospectus relating to the Warrant Registration Statement or the Demand Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any person as to which there is a prospectus delivery requirement (a "Delivering Seller") that sold the Warrants or the Warrant Shares, as the case may be, to the person asserting any such losses, claims, damages or liabilities to the extent that any such loss, claim, damage or liability of such Delivering Seller results from the fact that there was not sent or given to such person, on or prior to the written confirmation of such sale, a copy of the relevant prospectus, as amended and supplemented, provided that (I) the Company shall have previously furnished copies thereof to such Delivering Seller in accordance with this Agreement and (II) such furnished prospectus, as amended and supplemented, would have corrected any such untrue statement or omission or alleged untrue statement or omission, and (iii) this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party.

                  (b) In connection with either the Warrant Registration Statement or the Demand Registration Statement, the Holders of the Warrants agree to indemnify and hold harmless Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (the Company and such controlling persons being referred to collectively as the "Holder Indemnified Parties") from and against any losses, damages or liabilities, joint or several, or any actions in respect thereof (including but not limited to any losses, claims, damages, liabilities or actions relating to purchases and sales of the Warrant Shares) to which each Holder Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Warrant Registration Statement or Demand Registration Statement or their related prospectuses or in any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse, as incurred, the Holder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) such Holder shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Warrant Registration Statement or the Demand Registration Statement or any preliminary or final prospectus or in any amendment or supplement thereto in reliance upon and in conformity with written information pertaining to such Holder and furnished to such Holder by or on behalf of the Company specifically for inclusion therein.

                  (c) Promptly after receipt by an indemnified  party under this
Section 5 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 5 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under Section 5(a) or 5(b) hereof. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 5 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other Holders and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought Holders by an indemnified party against the indemnifying party under this Section 5 if, in the reasonable judgment of the indemnified party it is advisable for the indemnified party and those Holders, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties in connection with any proceeding or related proceedings. Each indemnified party, as a condition of the indemnity agreements contained in Section 5(a) and 5(b) hereof, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there is a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment in accordance with this Section 5.

                  (d) If the indemnification provided for in this Section 5 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 5(a) or 5(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 5(d) were to be determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 5(d) shall be deemed to include, subject to limitations set forth above, for purposes of this
Section 5(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to indemnify or contribute any amount in excess of the amount by which proceeds received by such Holder from an offering of the Notes exceeds the amount of any damages which such Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute as provided in this Section 5(d) are several and not joint. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (e) The agreements contained in this section shall survive the exercise of the Warrants pursuant to the Warrant Registration Statement and the sale of the Warrant Shares pursuant to the Demand Registration Statement, and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                  SECTION 5.8. Additional Acts. If the issuance or sale of any Common Stock or other securities issuable upon the exercise of the Warrants requires registration or approval of any governmental authority (other than the registration requirements under the Securities Act), or the taking of any other action under the laws of the United States of America or any political subdivision thereof before such securities may be validly offered or sold in compliance with such laws, then the Company covenants that it will, in good faith and as expeditiously as reasonably possible, use all reasonable efforts to secure and maintain such registration or approval or to take such other action, as the case may be.

                  SECTION 5.9. Expenses. All expenses incident to the Company's performance of or compliance with its obligations under this Article 5 will be borne by the Company, including, without limitation: (i) all Commission, stock exchange or National

Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws, (iii) all expenses of any Persons incurred by or on behalf of the Company in preparing or assisting in preparing, printing and distributing the Common Shelf Registration Statement, the Demand Registration Statement or any other registration statement, prospectus, any amendments or supplements thereto and other documents relating to the performance of and compliance with this Article 5, (iv) the fees and disbursements of the Warrant Agent, (v) the fees and disbursements of counsel for the Company and the Warrant Agent and, in the case of a Demand Registration Statement, of counsel for the underwriters
(vi) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or comfort letters required by or incident to such performance and compliance. The Holders selling Warrant Shares pursuant to the Demand Registration Statement shall be responsible for any expenses customarily borne by selling securityholders, including underwriting discounts and commissions and fees and expenses of counsel to the selling securityholders.

                  SECTION 5.10. Listing of Warrant Shares. The Company shall use its reasonable best efforts to the Warrant Shares to be approved for listing in the Nasdaq Stock Market by November 21, 1998.

                                    ARTICLE 6

                                  Warrant Agent

                  SECTION 6.1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the express provisions of this Agreement and the Warrant Agent hereby accepts such appointment.

                  SECTION 6.2. Right and Duties of Warrant Agent. (a) Agent for the Company. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent for the Company and does not assume any obligation or relationship or agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

                  (b) The Warrant Agent may consult with counsel satisfactory to it (who may be counsel to the Company), and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

                  (c) The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement, opinion or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                  (d) The Warrant Agent shall be obligated to perform only such duties as are specifically set forth herein and in the Warrant Certificates, and no implied duties or obligations of the Warrant Agent shall be read into this Agreement or the Warrant Certificates. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability for which it does not receive indemnity if such indemnity is reasonably requested. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Holders or on behalf of the Holders pursuant to this Agreement or for the application by the Company of the proceeds of the Warrants. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a Holder with respect to such default, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise.

                  (e) The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require an adjustment of the number of shares of Common Stock issuable upon exercise of each Warrant or the Exercise Price, or with respect to the nature or extent of any adjustment when made or with respect to the method employed or provided to be employed herein or in any supplemental agreement in making the same. The Warrant Agent shall not be accountable with respect to the validity or value of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to Article 4, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates upon the surrender of any Warrant Certificate for the purpose of exercise or upon any adjustment pursuant to Article 4, or to comply with any of the covenants of the Company contained in Article 4.

                  SECTION 6.3. Individual Rights of Warrant Agent. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or its affiliates or become pecuniarily interested in transactions in which the Company or its affiliates may be interested, or contract with or lend money to the Company or its affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  SECTION 6.4. Warrant Agent's Disclaimer. The Warrant Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement or the Warrant Certificates and it shall not be responsible for any statement in this Agreement or the Warrant Certificates other than its countersignature thereon.

                  SECTION 6.5. Compensation and Indemnity. The Company and the Warrant Agent have entered into an agreement pursuant to which the Company agrees to pay the Warrant Agent from time to time compensation for its services and to reimburse the Warrant Agent upon request for all reasonable out-of-pocket expenses incurred by it, including the reasonable compensation and expenses of the Warrant Agent and its directors, officers, agents and counsel. The Company shall indemnify the Warrant Agent and its directors, officers, agents and counsel against any and all loss, liability, damage, claim or expense (including agents' and attorneys' fees and expenses) incurred by the Warrant Agent without negligence, bad faith or willful misconduct on its part arising out of or in connection with the acceptance or performance of its duties under this Agreement. The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Warrant Agent through wilful misconduct, negligence or bad faith. The Company's payment obligations pursuant to this Section 6.5 shall survive the termination of this Agreement.

                  To  secure  the  Company's  payment   obligations  under  this
Agreement, the Warrant Agent shall have a lien prior to the Holders on all money or property held or collected by the Warrant Agent.

                  SECTION 6.6. Successor Warrant Agent. The Company agrees for the benefit of the Holders that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or are no longer exercisable.

                  (a) The Warrant Agent may at any time resign by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall not be less than 60 days after the date on which such notice is given unless the Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective, which date shall not be less than 60 days after such notice is given unless the Warrant Agent otherwise agrees. Any removal under this Section 6.6 shall take effect upon the appointment by the Company as hereinafter provided of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent. If a successor Warrant Agent does not take office within 60 days after the retiring Warrant Agent resigns or is removed, the retiring Warrant Agent or the Holders of 10% of the Warrants may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor.

                  (b) In the event that at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall commence a voluntary case under Federal bankruptcy laws, as now or hereafter constituted, or under any other applicable Federal or state bankruptcy, insolvency or similar law, or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law, or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be the Warrant Agent hereunder; provided, however, that in the event of the resignation of the Warrant Agent hereunder, such resignation shall be effective on the earlier of (i) the date specified in the Warrant Agent's notice of resignation and (ii) the appointment and acceptance of a successor Warrant Agent hereunder.

                  (c) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

                  (d) Any corporation into which the Warrant Agent hereunder may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all the corporate trust or stock transfer assets and business of the Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                    ARTICLE 7

                                    Remedies

                  SECTION 7.1. Defaults. It shall be deemed a "Default" with respect to the Company's (or its successor's) obligations under this Agreement if an Exercise Event occurs and, (i) following the request of at least 25% of Holders of Warrants outstanding, the Company fails to use its reasonable best efforts to have declared effective and kept effective a Demand Registration Statement as set forth in Section 5.3(a), or (ii) the Company fails to repurchase the Warrants tendered pursuant to an offer to purchase Section 5.3(e) in lieu of having a Demand Registration Statement declared effective, as set forth in Section 5.3(a).

                  SECTION 7.2. Payment Obligations. In the event of a Default under this Agreement, the Company shall be obligated to increase the amounts payable under Section 5.3(b) in respect of which such Default relates by an amount equal to interest thereon at a rate per annum equal to 10% from the date of the Default to the date of payment, which interest shall compound quarterly (all such payment obligations in respect of amounts payable under Section 5.3, together with all such increased amounts, being the "Repurchase Obligations").

                  SECTION 7.3. Remedies. Notwithstanding any other provision of this Agreement, if a Default occurs and is continuing, the Holders may pursue any available remedy to collect the Repurchase Obligations or to enforce the performance of any provision of this Agreement. A delay or omission by any Holder of a Warrant in exercising, or a failure to exercise, any right or remedy arising out of a Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Default. All remedies are cumulative to the extent permitted by law.

                                    ARTICLE 8

                                  Miscellaneous

                  SECTION 8.1. Financial Statements and Reports of the Company. The Company agrees (a) to provide to each Holder, without cost to such Holder, copies of the annual and quarterly reports and documents that the Company files with the Commission (to the extent such filings are accepted by the Commission and whether or not the Company has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act")) or that the Company would be required to file were it subject to Section 13 or 15 of the Exchange Act, within 15 days after the date of such filing or the date on which the Company would be required to file such reports or documents, and all such annual or quarterly reports shall include the geographic segment financial information as has heretofore been disclosed by the Company in its public filings with the Commission, and (b) if filing such reports and documents is not accepted by the Commission or is prohibited under the Exchange Act, to supply at the Company's expense copies of such reports and documents to any prospective Holder promptly upon request.

                  SECTION 8.2. Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Warrant Agent, on the other hand, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

                  SECTION 8.3. Rights of Holders. Holders of unexercised Warrants are not entitled to (i) receive dividends or other distributions, (ii) receive notice of or vote at any meeting of the stockholders, (iii) consent to any action of the stockholders, (iv) receive notice as stockholders of any other proceedings of the Company, (v) exercise any preemptive rights or (vi) exercise any other rights whatsoever as stockholders of the Company.

                  SECTION 8.4. Amendment. This Agreement may be amended by the parties hereto without the consent of any Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable (including without limitation any addition or modification to provide for compliance with the transfer restrictions set forth herein); provided, however, that such action shall not adversely affect the rights of any of the Holders. Any amendment or supplement to this Agreement that has an adverse effect on the interests of the Holders shall require the written consent of the Holders of a majority of the then outstanding Warrants. The consent of each Holder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares issuable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided herein) or the exercise period with respect to the Warrants would be shortened. In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver or consent, Warrants owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Warrant Agent shall be protected in relying on any such direction, waiver or consent, only Warrants which the Warrant Agent actually knows are so owned shall be so disregarded. Also, subject to the foregoing, only Warrants outstanding at the time shall be considered in any such determination.

                  SECTION 8.5. Notices. Any notice or communication shall be in writing and delivered in Person or mailed by first-class mail addressed as follows:

                  if to the Company:

                  10411 Motor City Drive, Suite 301
                  Bethesda, Maryland  20817
                  Attention:  Chief Financial Officer

                  with a copy to:

                  Schnader, Harrison, Segal
                     & Lewis LLP
                  1225 Eye Street, NW, Suite 600
                  Washington, DC  20005
                  Attention:  Robert B. Murphy, Esq.

                  If to the Warrant Agent:

                  First Union National Bank
                  800 East Main Street
                  Lower Mezzanine
                  Richmond, Virginia  23219
                  Attention: Corporate Trust Department

                  The  Company or the  Warrant  Agent by notice to the other may
designate   additional  or  different   addresses  for  subsequent   notices  or
communications.

                  Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder's address as it appears on the Certificate Register and shall be sufficiently given if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  SECTION 8.6. Governing Law. The laws of the State of New York shall govern this Agreement and the Warrants.

                  SECTION 8.7. Successors. All agreements of the Company in this Agreement and the Warrant Certificates shall bind its successors. All agreements of the Warrant Agent in this Agreement shall bind its successors.

                  SECTION 8.8. Multiple Originals. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Agreement.

                  SECTION 8.9. Table of Contents. The table of contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

                  SECTION 8.10. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                               STARTEC GLOBAL COMMUNICATIONS
                                                       CORPORATION

                                               by ______________________________
                                                  Name:

                                                  Title:




                                               FIRST UNION NATIONAL BANK,
                                                  as Warrant Agent


                                               by ______________________________
                                                  Name:

                                                  Title:

                                                                       EXHIBIT A

                              FORM OF FACE OF WARRANT CERTIFICATE

                  [UNTIL THE SEPARATION DATE (AS DEFINED), THIS NOTE HAS BEEN ISSUED AS, AND MUST BE TRANSFERRED AS, A UNIT TOGETHER WITH THE ASSOCIATED WARRANTS TO PURCHASE COMMON STOCK OF THE COMPANY. EACH UNIT CONSISTS OF $1,000 PRINCIPAL AMOUNT OF NOTES AND A WARRANT TO PURCHASE 1.25141 SHARES OF COMMON STOCK OF THE COMPANY, SUBJECT TO ADJUSTMENT UNDER CERTAIN CIRCUMSTANCES. A COPY OF THE WARRANT AGREEMENT PURSUANT TO WHICH THE WARRANTS HAVE BEEN ISSUED IS AVAILABLE FROM THE COMPANY UPON REQUEST.]2

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT REFERRED TO HEREIN.]3

                  THE EXERCISE OF THIS WARRANT (AND THE OWNERSHIP OF COMMON STOCK ISSUABLE UPON THE EXERCISE THEREOF) MAY BE LIMITED

--------
2. To be  included on  Warrants  issued  before the  Separation  Date.

3. To be included on Global Warrants.

BY STARTEC GLOBAL COMMUNICATIONS CORPORATION IN ORDER TO ENSURE COMPLIANCE WITH THE RULES, REGULATIONS AND POLICIES OF THE FEDERAL COMMUNICATIONS COMMISSION, AND THIS WARRANT WILL NOT BE EXERCISABLE BY ANY HOLDER IF SUCH EXERCISE WOULD CAUSE STARTEC GLOBAL COMMUNICATIONS CORPORATION TO BE IN VIOLATION OF THE COMMUNICATIONS ACT OF 1934 OR THE RULES, REGULATIONS AND POLICIES OF THE FEDERAL COMMUNICATIONS COMMISSION.

                  [THE WARRANTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING ITS WARRANT IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS WARRANT) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS WARRANT (OR ANY PREDECESSOR OF THIS WARRANT) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE") OFFER, SELL OR OTHERWISE TRANSFER THIS WARRANT EXCEPT (A) TO THE COMPANY,
(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE WARRANTS ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING

OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS WARRANT IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE Warrant Agent AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER, IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS WARRANT IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE Warrant Agent. IN CONNECTION WITH ANY TRANSFER OF THIS WARRANT WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE Warrant Agent. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]4

                  [THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND THE WARRANT MY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. IN ORDER TO EXERCISE THIS WARRANT, THE HOLDER MUST FURNISH TO THE COMPANY AND THE WARRANT AGENT EITHER (A) A WRITTEN CERTIFICATION THAT IT IS NOT A U.S. PERSON AND THE WARRANT IS NOT BEING EXERCISED ON BEHALF OF A U.S. PERSON OR (B) A WRITTEN OPINION OF COUNSEL TO THE EFFECT THAT THE SECURITIES DELIVERED UPON EXERCISE OF THE WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR THAT THE DELIVERY OF SUCH SECURITIES IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]5

--------
4. To be included on Warrant Certificates required to bear the Pointer Placement Legend.

5.   To be inserted on Regulation S Global Warrants.

No.                                               Certificate for _____ Warrants

                      WARRANTS TO PURCHASE COMMON STOCK OF
                    STARTEC GLOBAL COMMUNICATIONS CORPORATION

                  THIS CERTIFIES THAT __________,  or its registered assigns, is the registered holder of the number of Warrants set forth above (the "Warrants"). Each Warrant entitles the holder thereof (the "Holder"), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from Startec Global Communications Corporation, a Maryland corporation ("the Company"), 1.25141 shares of Common Stock, par value of $0.01 per share, of the Company (the "Common Stock") at the per share exercise price of $24.20 (the "Exercise Price"), or by Cashless Exercise referred to below. This Warrant Certificate shall terminate and become void as of the close of business on November 15, 2008 (the "Expiration Date") or upon the exercise hereof as to all the shares of Common Stock subject hereto. The number of shares issuable upon exercise of the Warrants and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

                  This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of May 21, 1998 (the "Warrant Agreement"), between the Company and First Union National Bank (the "Warrant Agent", which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at First Union national Bank, 800 East Main Street, Lower Mezzanine, Richmond, Virginia 23219, Attention: Corporate Trust Department.

                  Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by presentation of this Warrant Certificate with the Election to Purchase attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash (subject to adjustment) to the Warrant Agent for the account of the Company at the office of the Warrant Agent or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose. Payment by Cashless Exercise shall be made without the payment of cash by reducing the amount of

Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable as of the Exercise Date (if the Exercise Price were being paid in cash) and (2) a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Value per share of the Common Stock on the Exercise Date.

         This Warrant requires the Holder to comply with certain certification and opinion delivery requirements under certain circumstances in order to validly exercise the Warrant.

                  As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time on or after November 15, 1998; provided, however, that no Warrant shall be exercisable after May 15, 2008. This Warrant is entitled to the benefit of certain registration rights contained in the Warrant Agreement.

                  In the event the Company enters into a Combination, the Holder hereof will be entitled to receive upon exercise of the Warrants the kind and amount of shares of capital stock or other securities or other property of such surviving entity as the Holder would have been entitled to receive upon or as a result of the combination had the Holder exercised its Warrants immediately prior to such Combination; provided, however, that in the event that, in connection with such Combination, consideration to holders of Common Stock in exchange for their shares is payable solely in cash or in the event of the dissolution, liquidation or winding-up of the Company, the Holder hereof will be entitled to receive such cash distributions as the Holder would have received had the Holder exercised its Warrants immediately prior to such Combination, less the Exercise Price.

                  As provided in the Warrant Agreement, the number of shares of Common Stock issuable upon the exercise of the Warrants and the Exercise Price are subject to adjustment upon the happening of certain events.

                  The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to Section 2.6 of the Warrant Agreement, but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the issuance of the Warrant Shares.

                  Upon any partial exercise of the Warrants, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate representing those Warrants which were not exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. No fractional Warrant Shares will be issued upon the exercise of the Warrants, but the Company shall pay an amount in cash equal to the Current Market Value per Warrant Share on the day immediately preceding the date the Warrant is exercised, multiplied by the fraction of a Warrant Share that would be issuable on the exercise of any Warrant.

                  All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

                  The holder in whose name the Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of the Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

                  The Warrants do not entitle any holder hereof to any of the rights of a shareholder of the Company.

                  This Warrant shall be governed by the laws of the State of New York.

                  This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.


                                                STARTEC GLOBAL COMMUNICATIONS
                                                    CORPORATION

                                                By _____________________________

                                                By _____________________________


DATED:

Countersigned:

FIRST UNION NATIONAL BANK
as Warrant Agent,



---------------------------
By:  Authorized Signatory

                   FORM OF ELECTION TO PURCHASE WARRANT SHARES

                 (to be executed only upon exercise of Warrants)

                    STARTEC GLOBAL COMMUNICATIONS CORPORATION

                  The undersigned hereby irrevocably elects to exercise Warrants at an exercise price per Warrant (subject to adjustment) of $24.20 to acquire _____ shares of Common Stock, par value $0.01 per share, of Startec Global Communications Corporation on the terms and conditions specified within the Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to Startec Global Communications Corporation and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:____________, 19__


                                             -----------------------------------
                                                      (Signature of Owner)

                                             -----------------------------------
                                                        (Street Address)


                                             -----------------------------------
                                             (City)        (State)    (Zip Code)


                                                  Signature Guaranteed by:
                                            -----------------------------------
                                                  Signature  must be  guaranteed
                                                  by   an   eligible   Guarantor
                                                  Institution   (banks,    stock
                                                  brokers,   savings   and  loan
                                                  associations     and    credit
                                                  unions) with  membership in an
                                                  approved  guarantee  medallion
                                                  program pursuant to Securities
                                                  and Exchange  Commission  Rule
                                                  17Ad-5

----------

                  The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed.

Securities and/or check to be issued to:


Please insert social security or identifying number:

         Name:____________________________________________

         Street Address:__________________________________

         City, State and Zip Code:________________________


Any unexercised Warrants represented by the Warrant Certificate to be issued to:
         Please insert social security or identifying number:

         Name:____________________________________________


         Street Address:__________________________________


         City, State and Zip Code:________________________

                             FORM OF TRANSFER NOTICE

                  FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
----------------------------------



--------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)




--------------------------------------------------------------------------------
the within Warrant and all  rights  thereunder,  hereby irrevocably constituting and appointing
attorney to transfer such Warrant on the books of the Company with full power of substitution in the premises.

                     [THE FOLLOWING PROVISION TO BE INCLUDED
                      ON ALL WARRANTS OTHER THAN WARRANTS,
                   REGULATION S PERMANENT GLOBAL WARRANTS AND
                  REGULATION S PERMANENT CERTIFICATED WARRANTS]

                  In connection with any transfer of this Warrant occurring prior to the date which is the earlier of the date of an effective Registration Statement or the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

|_| (a) this Warrant is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

|_| (b) this Warrant is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Warrant and the Warrant Agreement.

If neither of the foregoing boxes is checked, the Warrant Agreement shall not be obligated to register this Warrant in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.2 of the Warrant Agreement shall have been satisfied.

Date:__________________________             ____________________________________

                                            NOTICE:   The   signature   to  this
                                            assignment  must correspond with the
                                            name as written upon the face of the
                                            within-mentioned instrument in every
                                            particular,  without  alteration  or
                                            any change whatsoever.

Signature Guarantee 1___________________


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Warrant for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:__________________________             ____________________________________

                                            NOTICE:   To  be   executed   by  an
                                            executive officer

--------
1 The Holder's signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you wish to have this Warrant purchased by the Company pursuant to Section 1010 or Section 1017 of the Indenture, check the Box: [ ]

                  If you wish to have a portion of this Warrant purchased by the Company pursuant to Section 1010 or Section 1017 of the Indenture, state the amount (in original principal amount) below:

                                            $_________________________.


Date:____________________


Your Signature: ________________

(Sign exactly as your name appears on the other side of this Warrant)

Signature Guarantee 1_____________















--------
1 The Holder's signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       Exhibit B

                               Form of Certificate
                              to Be Delivered upon
                        Termination of Restricted Period

                                                                          [DATE]

First Union National Bank
800 East Main St., Lower Mezzanine
Richmond, Virginia 23219

Attention:  Corporate Trust Department

Re: Startec Global Communications Corporation (the "Company") Warrants to Purchase Common Stock (the "Warrants")
         ----------------------------------------------------------




Ladies and Gentlemen:

                  This letter relates to Warrants represented by the offshore global Warrant certificate (the "Regulation S Global Warrant"). Pursuant to
Section 2.1 of the Warrant Agreement dated as of May 21, 1998 relating to the Warrants (the "Warrants" we hereby certify that (1) we are the beneficial owner of such of Warrants represented by the Regulation S Global Warrant and (2) we are a Non-U.S. Person to whom the Warrants could be transferred in accordance with Rule 904 of Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"). Accordingly, you are hereby requested to issue a Regulation S Permanent Global Warrant representing the undersigned's interest in the number of Warrants represented by the Global Warrant, all in the manner provided by the Indenture.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                     Very truly yours,

                                                     [Name of Holder]

                                                     By:________________________
                                                          Authorized Signature

                                                                       Exhibit C


                        Form of Regulation S Certificate

                                                                          [DATE]

First Union National Bank
800 East Main St., Lower Mezzanine
Richmond, Virginia 23219

Attention:  Corporate Trust Department

Re: Startec Global Communications Corporation (the "Company") Warrants to Purchase Common Stock (the "Warrants")
         ----------------------------------------------------------



Ladies and Gentlemen:

                  This Certificate relates to our proposed transfer of Warrants issued under the Warrant Agreement dated as of May 21, 1998 relating to the Warrants. Terms are used in this Certificate as defined in Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). We hereby certify as follows:

                  1. The offer of the Warrants was not made to a person in the United States (unless such person or the account held by it for which it is acting is excluded from the definition of "U.S. person" pursuant to Rule 902(o) of Regulation S under the circumstances described in Rule 902(i)(3) of Regulation S) or specifically targeted at an identifiable group of U.S. citizens abroad.

                  2. Either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was prearranged with a buyer in the United States.

                  3. Neither we, any of our affiliates, nor any person acting on our or their behalf, has made any directed selling efforts in the United States.

                  4. The proposed transfer of Warrants is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  5. If we are a dealer or a person receiving a selling concession or other fee or remuneration in respect of the Warrants, and we are an officer or director of the Company or a distributor, we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(c) of Regulation S.

                  You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                                     Very truly yours,

                                                     [NAME OF SELLER]

                                                     By:________________________

                                                          Authorized Signature

                                                     [Insert Name of Transferee]

                                                     By:_____________________

                                   APPENDIX A

                            LIST OF FINANCIAL EXPERTS

                                                 ----------------

BT Alex. Brown
Bear, Stearns & Co., Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
ING Baring (U.S.) Securities Corporation
Goldman, Sachs & Co.
Lazard Freres & Co.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley, Dean Witter & Co. Incorporated
Oppenheimer & Co., Inc.
Prudential Securities Inc.
SBC Warburg Dillon Read Inc.
Smith Barney Salomon Inc.










                                       C-3